UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

FOURTH WAVE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55647	47-4046237
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Broward Blvd., Suite 1700

Ft. Lauderdale, FL 33301

(Address of principal executive offices)

(707) 687-9093

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Effective January 31, 2022 (the “Effective Time”), Fourth Wave Energy, Inc. (the “Company”), FWAV Acquisition Corp., a Wyoming corporation and wholly owned subsidiary of the Company (the “Acquisition Subsidiary”) and EdgeMode, a Wyoming corporation (“EdgeMode”) closed on the previously disclosed Agreement and Plan of Merger and Reorganization dated December 2, 2021 (the “Merger Agreement”). In accordance with the Merger Agreement, Acquisition Subsidiary merged with and into EdgeMode (the “Merger”), with EdgeMode remaining as the surviving entity after the Merger and becoming a wholly owned subsidiary of the Company. In the Merger, the shares of common stock, no par value per share, of EdgeMode issued and outstanding immediately prior to the Effective Time, represent 80% of the Company’s outstanding common stock on a fully diluted basis (or 313,950,672 shares of common stock). Furthermore, pursuant to the terms of the Merger the Company’s sole shareholder of the Company’s preferred stock converted such shares into 1,000 shares of common stock.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on February 7, 2022 regarding the closing of its acquisition of EdgeMode to include the historical audited financial statements of EdgeMode required by Item 9.01(a) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of EdgeMode as of and for the year ended December 31, 2021 and the period March 9, 2020 (inception) to December 31, 2020, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereof, are filed as Exhibit 99.4, to this Form 8-K/A and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.4	Audited Financial Statements of EdgeMode for the year ended December 31, 2021 and for the period March 9, 2020 (Inception) to December 31, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOURTH WAVE ENERGY, INC.

Date: May 4, 2022	By:	/s/ Charlie Faulkner
		Name:	Charlie Faulkner
		Title:	Chief Executive Officer

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